UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2012

FirstMerit Corporation

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330)-996-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

As previously announced, on September 12, 2012, FirstMerit Corporation, an Ohio corporation (“FirstMerit”), and Citizens Republic Bancorp, Inc., a Michigan corporation (“Citizens”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Citizens will merge with and into FirstMerit (the “Merger”), as described in the Current Report on Form 8-K filed by FirstMerit on September 13, 2012. The consummation of the Merger is subject to customary closing conditions, including receipt of regulatory approvals and approval of the stockholders of each of FirstMerit and Citizens. Regulatory applications have been filed with the Federal Reserve and the Office of the Comptroller of the Currency. The Merger is expected to close in the second quarter of 2013.

The following unaudited consolidated financial statements of Citizens’ are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Consolidated Balance Sheets as of September 30, 2012, December 31, 2011 and September 30, 2011;

•	Unaudited Consolidated Statements of Operations for the three months ended September 30, 2012 and September 30, 2011 and for the nine months ended September 30, 2012 and September 30, 2011;

•	Unaudited Consolidated Statements of Comprehensive Income for the three months ended September 30, 2012 and September 30, 2011 and for the nine months ended September 30, 2012 and September 30, 2011;

•	Unaudited Consolidated Statements of Changes in Shareholders’ Equity for the three months ended September 30, 2012 and September 30, 2011;

•	Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 2012 and September 30, 2011; and

•	Notes to Unaudited Consolidated Financial Statements.

The following audited consolidated financial statements and supplementary data of Citizens’ are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Audited Consolidated Balance Sheets as of December 31, 2011 and December 31, 2010;

•	Audited Consolidated Statement of Operations as of December 31, 2011, December 31, 2010 and December 31, 2009;

•	Audited Consolidated Statements of Shareholders’ Equity as of December 31, 2011, December 31, 2010 and December 31, 2009;

•	Audited Consolidated Statements of Cash Flows as of December 31, 2011, December 31, 2010 and December 31, 2009;

•	Notes to Audited Consolidated Financial Statements; and

•	Report of Independent Registered Public Accounting Firm relating to the audited financial statements referred to above.

The following unaudited pro forma condensed combined financial information combining the historical consolidated financial position and results of operations of FirstMerit and its subsidiaries and Citizens and its subsidiaries, as an acquisition by FirstMerit, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2012;

•	Unaudited Pro Forma Condensed Combined Income Statement for the nine months ended September 30, 2012 and the year ended December 31, 2011; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Retrospectively Revised Financial Information for Adoption of a New Accounting Standard (Unaudited)

In June 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, as amended by ASU No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.

These pronouncements require, among other things, the retrospective reporting on the face of the financial statements of the components of other comprehensive income, total other comprehensive income and total comprehensive income, either with net income in a single continuous statement of comprehensive income or in two separate but consecutive statements. For interim periods, companies are required to present a total for comprehensive income in a single continuous statement of comprehensive income or two separate but consecutive statements.

Effective for the quarter ended March 31, 2012, FirstMerit and Citizens adopted these accounting pronouncements. Accordingly, the tables filed as Exhibit 99.4 to this Current Report on Form 8-K disclose the impact of the adoption of these new accounting pronouncements for each of the last three fiscal years ended December 31, 2011, 2010 and 2009, respectively.

The following unaudited Consolidated Statements of Comprehensive Income are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Consolidated Statements of Comprehensive Income for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 for FirstMerit and Subsidiaries; and

•	Unaudited Consolidated Statements of Comprehensive Income for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 for Citizens and Subsidiaries.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Ernst & Young LLP, an independent registered public accounting firm

99.1	Unaudited Financial Statements of Citizens’ as of September 30, 2012 and 2011 and for the three months ended September 30, 2012 and September 30, 2011 and for the nine months ended September 30, 2012 and September 30, 2011

99.2	Audited Financial Statements of Citizens’ as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, together with related Report of Independent Registered Public Accounting Firm

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of FirstMerit, combining the historical consolidated financial position and results of operations of FirstMerit and its subsidiaries and of Citizens and its subsidiaries, as an acquisition by FirstMerit

99.4	Unaudited Consolidated Statements of Comprehensive Income (Loss) of FirstMerit and Citizens for the years ended December 31, 2011, 2010 and 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTMERIT CORPORATION

By:	/s/ Terrence E. Bichsel
Name:	Terrence E. Bichsel
Title:	Executive Vice President and Chief Financial Officer

Dated: November 23, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Ernst & Young LLP, an independent registered public accounting firm

99.1	Unaudited Financial Statements of Citizens’ as of September 30, 2012 and 2011 and for the three months ended September 30, 2012 and September 30, 2011 and for the nine months ended September 30, 2012 and September 30, 2011

99.2	Audited Financial Statements of Citizens’ as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, together with related Report of Independent Registered Public Accounting Firm

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of FirstMerit, combining the historical consolidated financial position and results of operations of FirstMerit and its subsidiaries and of Citizens and its subsidiaries, as an acquisition by FirstMerit

99.4	Unaudited Consolidated Statements of Comprehensive Income (Loss) of FirstMerit and Citizens for the years ended December 31, 2011, 2010 and 2009